SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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BANCORP RHODE ISLAND, INC.

______________________________________________________________________________

(Name of Registrant as Specified in its Charter)

______________________________________________________________________________

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The following press release was issued by Bancorp Rhode Island, Inc. on January 24, 2007.

For Immediate Release

Contact: William C. DeWitt

SVP, Corporate Communications
(401) 456-5015 Ext. 1541

BANCORP RHODE ISLAND, INC. ANNOUNCES SLATE OF DIRECTOR NOMINEES FOR ANNUAL SHAREHOLDER MEETING

PROVIDENCE, R.I.—January 24, 2007--Bancorp Rhode Island, Inc. (NASDAQ: BARI) announced today that its Board of Directors intends to nominate Richard L. Bready as a Class II Director at the upcoming annual meeting of shareholders to be held May 16, 2007. The Board also intends to nominate for re-election current Class II Directors John R. Berger, Mark R. Feinstein, Pablo Rodriguez, M.D. and Michael E. McMahon.

“Rick Bready brings substantial financial and business expertise, as well as an understanding of the Rhode Island market to our Board,” said Malcolm G. Chace, Chairman of the Board and Chairman of the company’s Board Governance and Nominating Committee. “We believe Rick will be a valuable contributor to the Board and will complement the strengths of our current Directors.”

Mr. Bready is Chairman and Chief Executive Officer of Nortek, Inc., a Rhode Island-based leading international designer, manufacturer and marketer of high-quality branded products for residential and commercial use. Nortek was previously a NYSE-listed company that was taken private by Mr. Bready and other senior Nortek management together with Kelso & Co. in January 2003. Nortek is currently owned by Thomas H. Lee Partners, L.P., Mr. Bready and other senior Nortek management. Mr. Bready is a Certified Public Accountant with a Bachelor’s Degree in Economics and a Master’s Degree in Accounting. Prior to joining Nortek in 1975, Mr. Bready was an independent financial consultant and an audit manager with an international public accounting firm.

Mr. Bready will replace Karl F. Ericson, who, having reached age 72, will be stepping down at the upcoming shareholders meeting. Mr. Chace commented, “Mr. Ericson has been a member of the Board since BankRI’s inception in 1996. His reputation in the community gave people comfort in banking with a de novo institution. Over the years his guidance has helped the Bank grow and succeed, and we are indebted to him for his service.”

"The Board Governance and Nominating Committee engaged in an extensive process prior to recommending this slate to the Board of Directors, including evaluating our current Directors and interviewing candidates to fill the vacancy created by Karl Ericson's retirement," stated Mr. Chace. "We believe that our Directors should bring to the Board a variety of experience, skills and backgrounds and an open mind on how we can best create superior shareholder value over time. As a community bank, we also have a preference for Directors with significant involvement and reputations in the communities we serve. The Committee and the Board are confident that this slate of nominees meets these criteria," added Mr. Chace.

Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The Bank, headquartered in Providence, has 16 branches located in Providence, Kent and Washington counties.

This release may contain "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the company's present expectations or beliefs concerning future events. The company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's filings with the Securities and Exchange Commission.

IMPORTANT INFORMATION

BancorpRI will file a proxy statement in connection with its 2007 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc. at (866) 425-8584 toll free.

INFORMATION REGARDING PARTICIPANTS

Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2007.

The following letter was distributed to Bancorp Rhode Island, Inc. employees on January 24, 2007.

January 24, 2007

Dear Fellow Employees:

The Board of Directors of BancorpRI announced today that it intends to nominate Richard L. Bready as a Director at the upcoming annual meeting of shareholders to be held in May 2007. The Board also intends to nominate for re-election current Directors John R. Berger, Mark R. Feinstein, Pablo Rodriguez, M.D. and Michael E. McMahon. We feel privileged that these highly successful business and community leaders have agreed to devote their time and efforts on behalf of the shareholders, customers and employees of BancorpRI. A press release we issued today regarding these matters is attached.

By now, you are probably aware that an investor group, which includes PL Capital, LLC and its principals, John W. Palmer and Richard J. Lashley, has filed with the Securities and Exchange Commission indicating its intention to nominate candidates for election to our Board of Directors at the 2007 annual meeting.

The Board of Directors firmly believes that we can continue to grow a superior banking franchise, just as we have done so successfully since the founding of the Bank in 1996. We are confident that Messrs. Bready, Berger, Feinstein, Rodrigues and McMahon will be important contributors to our effort.

I appreciate your support and ongoing efforts to enhance our Bank’s wonderful track record and encourage you to get in touch with me if you have any questions.

Sincerely,

Merrill W. Sherman
President and CEO

IMPORTANT INFORMATION

BancorpRI will file a proxy statement in connection with its 2007 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc. at (866) 425-8584 toll free.

INFORMATION REGARDING PARTICIPANTS

Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2007.

For Immediate Release

Contact: William C. DeWitt

SVP, Corporate Communications
(401) 456-5015 Ext. 1541

BANCORP RHODE ISLAND, INC. ANNOUNCES SLATE OF DIRECTOR NOMINEES FOR ANNUAL SHAREHOLDER MEETING

PROVIDENCE, R.I.—January 24, 2007--Bancorp Rhode Island, Inc. (NASDAQ: BARI) announced today that its Board of Directors intends to nominate Richard L. Bready as a Class II Director at the upcoming annual meeting of shareholders to be held May 16, 2007. The Board also intends to nominate for re-election current Class II Directors John R. Berger, Mark R. Feinstein, Pablo Rodriguez, M.D. and Michael E. McMahon.

“Rick Bready brings substantial financial and business expertise, as well as an understanding of the Rhode Island market to our Board,” said Malcolm G. Chace, Chairman of the Board and Chairman of the company’s Board Governance and Nominating Committee. “We believe Rick will be a valuable contributor to the Board and will complement the strengths of our current Directors.”

Mr. Bready is Chairman and Chief Executive Officer of Nortek, Inc., a Rhode Island-based leading international designer, manufacturer and marketer of high-quality branded products for residential and commercial use. Nortek was previously a NYSE-listed company that was taken private by Mr. Bready and other senior Nortek management together with Kelso & Co. in January 2003. Nortek is currently owned by Thomas H. Lee Partners, L.P., Mr. Bready and other senior Nortek management. Mr. Bready is a Certified Public Accountant with a Bachelor’s Degree in Economics and a Master’s Degree in Accounting. Prior to joining Nortek in 1975, Mr. Bready was an independent financial consultant and an audit manager with an international public accounting firm.

Mr. Bready will replace Karl F. Ericson, who, having reached age 72, will be stepping down at the upcoming shareholders meeting. Mr. Chace commented, “Mr. Ericson has been a member of the Board since BankRI’s inception in 1996. His reputation in the community gave people comfort in banking with a de novo institution. Over the years his guidance has helped the Bank grow and succeed, and we are indebted to him for his service.”

"The Board Governance and Nominating Committee engaged in an extensive process prior to recommending this slate to the Board of Directors, including evaluating our current Directors and interviewing candidates to fill the vacancy created by Karl Ericson's retirement," stated Mr. Chace. "We believe that our Directors should bring to the Board a variety of experience, skills and backgrounds and an open mind on how we can best create superior shareholder value over time. As a community bank, we also have a preference for Directors with significant involvement and reputations in the communities we serve. The Committee and the Board are confident that this slate of nominees meets these criteria," added Mr. Chace.

Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The Bank, headquartered in Providence, has 16 branches located in Providence, Kent and Washington counties.

This release may contain "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the company's present expectations or beliefs concerning future events. The company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's filings with the Securities and Exchange Commission.

IMPORTANT INFORMATION

BancorpRI will file a proxy statement in connection with its 2007 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc. at (866) 425-8584 toll free.

INFORMATION REGARDING PARTICIPANTS

Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2007.

INFORMATION REGARDING PARTICIPANTS

Bancorp Rhode Island, Inc. ("BancorpRI"), its directors and certain of its officers and employees may be deemed to be participants in a solicitation of proxies in connection with BancorpRI's upcoming 2007 annual meeting of shareholders. Each of the directors of BancorpRI and each of the officers and employees of BancorpRI who may be deemed to be participants in the solicitation are listed below, together with the number of equity securities of BancorpRI beneficially owned by each of these persons as of January 15, 2007.

______________________________________________________________________________

Name	Title	Shares of Common Stock Owned*
Malcolm G. Chace (a)	Chairman and Director	528,170
Merrill W. Sherman (b)	President and Chief Executive Officer and Director	282,885
Anthony F. Andrade (c)	Director	55,500
Karen Adams (d)(e)	Director	4,275
John R. Berger (c)	Director	9,569
Ernest J. Chornyei, Jr. (c)(f)	Director	113,500
Meredith A. Curren (d)	Director	3,800
Karl F. Ericson (c)	Director	14,500
Mark R. Feinstein (c)	Director	19,000
Edward J. Mack II (d)	Director	3,675
Michael E. McMahon (g)	Director	1,500
Bogdan Nowak (d)(h)	Director	24,300
Pablo Rodriguez, M.D. (i)	Director	3,500
Cheryl W. Snead (c)	Director	6,010
John A. Yena	Director	10,500

Jeffrey W. Angus (j)	Vice President of BancorpRI and Executive Vice President and Chief Operating Officer of Bank Rhode Island ("BankRI")	10,000
James V. DeRentis (k)	Vice President of BancorpRI and Executive Vice President and Chief Business Officer of BankRI	40,300
Margaret D. Farrell (c)(l)	Secretary	8,000
Michael J. Hebert (m)	Principal Accounting Officer	1,000
Linda H. Simmons (n)	Chief Financial Officer and Treasurer of BancorpRI and BankRI	22,800
William C. DeWitt	Vice President – Investor Relations	0

_____________________

*

If applicable, shares of common stock owned includes shares owned by the spouse, children and certain other relatives of the director, officer or employee, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest and shares acquirable pursuant to options which are presently or will become exercisable within 60 days after January 15, 2007.

(a)

Includes 515,670 shares held by trusts of which Mr. Chace, his spouse or an immediate family member is a co-trustee and has shared voting and investment power. Also includes 4,500 shares held by Mr. Chace's spouse and 8,000 shares held by a non-profit corporation. Mr. Chace disclaims any economic or beneficial interest in 19,225 shares which are held by trusts of which Mr. Chace is only trustee and not a beneficiary and the 8,000 shares held by a non-profit corporation with respect to which he has voting power but no pecuniary interest.

(b)	Includes 189,750 shares that may be acquired pursuant to options.
(c)	Includes 5,500 shares that may be acquired pursuant to options.
(d)	Includes 3,000 shares that may be acquired pursuant to options.
(e)	Includes 325 shares held by Ms. Adams' spouse.
(f)	Includes 108,000 shares held by a trust of which Mr. Chornyei is a beneficiary.
(g)	Includes 1,000 shares that may be acquired pursuant to options.
(h)	Includes 10,000 shares held by an investment company of which Mr. Nowak is a control person.
(i)	Includes 2,000 shares that may be acquired pursuant to options.
(j)	Includes 10,000 shares that may be acquired pursuant to options.
(k)	Includes 38,200 shares that may be acquired pursuant to options.
(l)	Includes 500 shares held by spouse’s retirement plan.
(m)	Includes 1,000 shares that may be acquired pursuant to options
(n)	Includes 22,800 shares that may be acquired pursuant to options.

BancorpRI will file a proxy statement in connection with its 2007 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place,

Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc. at (866) 425-8584 toll-free.